EXHIBIT 99.2
UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE
In re: Nebraska Book Company, Inc., et al.

Case No. (Jointly Administered) Reporting Period: Federal Tax I.D. #	11-12005(PJW) October 1 — October 31, 2011 47-0549819
CORPORATE MONTHLY OPERATING REPORT
File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

		Document	Explanation
DOCUMENTS	Form No.	Attached	Attached
Schedule of Disbursements	MOR-1a	x
Bank Account Information	MOR-1b		x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4		x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Payments to Professionals	MOR-6	x
Debtor Questionnaire	MOR-7	x
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Barry S. Major Signature of Authorized Individual*	November 30, 2011 Date

Barry S. Major Printed Name of Authorized Individual

Chief Operating Officer

Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company

Nebraska Book Company, Inc., et al.
MOR1a
Disbursements
October 2011

Company Name	Case Number	Federal ID Number	Amount
NBC Holdings Corporation	11-12006	75-3147477	$—
NBC Acquisition Corporation	11-12008	47-0793347	—
Nebraska Book Company, Inc.	11-12005	47-0549819	28,662,901
Specialty Books, Inc.	11-12007	75-3044807	183
NBC Textbooks, LLC	11-12004	20-1831425	2,878,700
College Bookstores of America, Inc.	11-12009	36-3309518	10,659,631
Campus Authentic, LLC	11-12003	90-0439156	—
Net Textstore, LLC	11-12002	14-1996469	—

Total			$42,201,415

The disbursement information is based on the company’s books and records that are maintained and prepared under Generally Accepted Accounting Principles (“GAAP”). The information has not been audited.

Nebraska Book Company, Inc., et al.
MOR1b
Account Balances
October 2011

Last 4 digits of	Book Balance
Account Number	October 31, 2011

Main Corporate Accounts
7107	$121,587,056
3259	103,087
0248	350,000
5099	45,645
9988	777
7131	308
8027	(1,277)
7107	(2,355,910)

Change Fund	867,394

Aggregate individual bookstore accounts	5,256,188 (1)

$125,853,268

(1)	Individual bookstore accounts are swept periodically into the corporate account.

November 30, 2011
Office of the United States Trustee
Subject: October Monthly Operating Report Attestation Regarding Bank Account Reconciliations
The Debtor, Nebraska Book Company, Inc. and its affiliated Debtors, hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.
The Debtor has, on a timely basis, performed all bank account reconciliations in the ordinary course of its business. Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee’s Office.

/s/ Amanda L. Towne Name: Amanda L. Towne
Position: Chief Accounting Officer

Sworn to and Subscribed before me on this 30th day of November, 2011

/s/ Mary A. Lockard Notary Public
My Commission Expires: March 5, 2013

Nebraska Book Company, Inc., et al. MOR 2 (DEBTOR IN POSSESSION AS OF JUNE 27, 2011) CONSOLIDATED STATEMENTS OF OPERATIONS * FOR THE SEVEN MONTHS ENDED OCTOBER 31, 2011 (UNAUDITED)	A Deferred rental revenue and gross profit as of October 31, 2011 are $8,812,514 and $4,484,833, respectively.

								COLLEGE
	CONSOLIDATED NBC			NBC ACQUISITION	NEBRASKA BOOK	NBC TEXTBOOKS,	NET TEXTSTORE,	BOOKSTORES OF	SPECIALTY	CAMPUS
	ACQUIS CORP		ELIMINATIONS	CORP	COMPANY, INC.	LLC	LLC	AMERICA	BOOKS, INC.	AUTHENTIC

REVENUES, net of returns	$325,862,547	A	$(24,581,709)	$—	$184,144,027	$77,406,235	$5,847,927	$78,988,711	$3,965,107	$92,249

COSTS OF SALES (exclusive of depreciation shown below)	200,289,371		(24,783,056)	—	118,352,304	46,946,022	2,191,922	55,031,819	2,473,474	76,886

Gross profit	125,573,176	A	201,347	—	65,791,723	30,460,213	3,656,005	23,956,892	1,491,633	15,363

OPERATING EXPENSES:
Selling, general and administrative	103,776,802		201,347	—	73,221,336	9,843,009	2,167,519	17,413,878	917,933	11,780
Depreciation	4,653,785		—	—	3,541,159	433,743	3,021	659,562	16,300	—
Amortization	4,716,595		—	—	994,533	3,125,085	—	536,646	60,331	—
Impairment	122,638,927		—	—	106,726,036	—	—	15,912,891	—	—
Stock-based compensation	20,370		—	—	20,370	—	—	—	—	—
Intercompany administrative charge	—		—	—	(5,220,250)	2,265,900	109,200	2,769,900	75,250	—

	235,806,479		201,347	—	179,283,184	15,667,737	2,279,740	37,292,877	1,069,814	11,780

INCOME (LOSS) FROM OPERATIONS	(110,233,303)		—	—	(113,491,461)	14,792,476	1,376,265	(13,335,985)	421,819	3,583

OTHER EXPENSES — INCOME:
Interest expense	25,174,753		—	2,082,725	23,091,734	158	130	—	6	—
Interest income	14,476		—	—	1,788	—	—	12,224	464	—

	25,160,277		—	2,082,725	23,089,946	158	130	(12,224)	(458)	—

INCOME (LOSS) BEFORE REORGANIZATION ITEMS AND INCOME TAXES	(135,393,580)		—	(2,082,725)	(136,581,407)	14,792,318	1,376,135	(13,323,761)	422,277	3,583

REORGANIZATION ITEMS	16,173,100		—	—	16,173,100	—	—	—	—	—

INCOME (LOSS) BEFORE INCOME TAXES	(151,566,680)		—	(2,082,725)	(152,754,507)	14,792,318	1,376,135	(13,323,761)	422,277	3,583

INCOME TAX EXPENSE (BENEFIT)	(28,176,000)		—	(28,000)	(28,148,000)	—	—	—	—	—

NET INCOME (LOSS)	$(123,390,680)		$—	$(2,054,725)	$(124,606,507)	$14,792,318	$1,376,135	$(13,323,761)	$422,277	$3,583

Nebraska Book Company, Inc., et al.
MOR 3
(DEBTOR IN POSSESSION AS OF JUNE 27, 2011)
CONSOLIDATED BALANCE SHEETS *
OCTOBER 31, 2011 (UNAUDITED)

							COLLEGE
	CONSOLIDATED NBC		NBC ACQUISITION	NEBRASKA BOOK	NBC TEXTBOOKS,	NET TEXTSTORE,	BOOKSTORES OF	SPECIALTY	CAMPUS
	ACQUIS CORP	ELIMINATIONS	CORP	COMPANY, INC.	LLC	LLC	AMERICA	BOOKS, INC.	AUTHENTIC
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$125,853,268	$—	$—	$123,930,248	$—	$—	$1,921,506	$1,514	$—
Intercompany receivable (payable)	—	(26,131,749)	26,131,749	(143,445,613)	171,786,381	4,312,112	(30,320,472)	(2,290,581)	(41,827)
Receivables, net	70,616,591		42	36,539,857	9,778,074	111,561	23,373,444	798,901	14,712
Inventories	114,499,974	—	—	62,413,507	23,217,710	2,641,837	24,652,745	1,574,175	—
Recoverable income taxes	9,737,488	—	—	9,737,488	—	—	—	—	—
Deferred income taxes	8,290,819	—	(45,585)	3,833,404	3,896,000	—	506,000	101,000	—
Prepaid expenses and other assets	11,750,612	—	—	6,758,841	4,364,905	—	608,875	17,991	—

	340,748,752	(26,131,749)	26,086,206	99,767,732	213,043,070	7,065,510	20,742,098	203,000	(27,115)

PROPERTY AND EQUIPMENT, net of depreciation & amortization	38,357,482	—	—	33,101,976	844,539	138,588	3,958,025	314,354	—
GOODWILL	7,599,064	—	—	7,599,064	—	—	—	—	—

IDENTIFIABLE INTANGIBLES, net of amortization	107,972,424	—	—	38,904,538	65,928,622	—	1,897,980	1,241,284	—
DEBT ISSUE COSTS, net of amortization	1,020,557	—	446,950	573,607	—	—	—	—	—
INVESTMENT IN SUBSIDIARIES	—	(31,096,111)	(120,194,826)	151,290,937	—	—	—	—	—
OTHER ASSETS	1,599,195	—	—	1,395,115	—	—	204,080	—	—

	$497,297,474	$(57,227,860)	$(93,661,670)	$332,632,969	$279,816,231	$7,204,098	$26,802,183	$1,758,638	$(27,115)

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$13,089,641	$—	$—	$9,998,619	$2,819,665	$6,372	$210,116	$54,689	$180
Accrued employee compensation and benefits	8,456,861	—	—	6,147,026	1,324,293	—	949,590	35,952	—
Accrued interest	1,705,092	—	—	1,705,092	—	—	—	—	—
Accrued incentives	5,058,400	—	—	2,691	5,055,709	—	—	—	—
Accrued expenses	4,750,092	—	—	3,724,832	10,590	—	1,009,193	5,477	—
Income taxes payable	—	—	—	(78,603,706)	73,779,389	1,455,000	3,469,361	(95,511)	(4,533)
Deferred revenue	12,374,743	—	—	10,471,032	—	—	1,903,711	—	—
Current maturities of long-term debt	200,036,268	—	—	200,036,268	—	—	—	—	—
DIP term loan facility	124,172,344	—	—	124,172,344	—	—	—	—	—

Total current liabilities	369,643,441	—	—	277,654,198	82,989,646	1,461,372	7,541,971	607	(4,353)

LONG-TERM DEBT, net of current maturities	84,576	—	—	84,576	—	—	—	—	—
DEFERRED INCOME TAXES	19,893,157	—	(10,292,472)	1,020,629	27,651,000	7,000	1,033,000	474,000	—
LIABILITIES SUBJECT TO COMPROMISE	270,435,663	(26,131,749)	79,390,165	214,514,300	161,121	3,076	2,345,458	153,292	—
COMMITMENTS
REDEEMABLE PREFERRED STOCK
Series A redeemable preferred stock, $.01 par value, 20,000 shares authorized, 10,000 shares outstanding at redemption value	14,076,596	—	14,076,596		—	—	—	—	—

STOCKHOLDERS’ EQUITY (DEFICIT):
Common stock, voting, authorized 5,000,000 shares of $.01 par value; 554,094 shares issued and outstanding	5,541	(100)	5,541	100	—	—	—	—	—
Additional paid-in capital	111,301,659	(210,379,694)	111,301,659	148,292,645	59,817,667	—	346,232	1,923,150	—
Note receivable from stockholder	(95,529)	—	(95,529)		—	—	—	—	—
Retained earnings (Accumulated deficit)	(288,047,630)	179,283,683	(288,047,630)	(308,933,479)	109,196,797	5,732,650	15,535,522	(792,411)	(22,762)

Total stockholders’ equity (deficit)	(176,835,959)	(31,096,111)	(176,835,959)	(160,640,734)	169,014,464	5,732,650	15,881,754	1,130,739	(22,762)

	$497,297,474	$(57,227,860)	$(93,661,670)	$332,632,969	$279,816,231	$7,204,098	$26,802,183	$1,758,638	$(27,115)

November 30, 2011
Office of the United States Trustee
Subject: October Monthly Operating Report Attestation Regarding Post-petition Taxes
The Debtor, Nebraska Book Company, Inc. and its affiliated Debtors, hereby submit this attestation regarding post-petition taxes.
All post-petition taxes for the Debtors, which are not subject to dispute or reconciliation, are current. There are no material tax disputes or reconciliations.

/s/ Amanda L. Towne Name: Amanda L. Towne
Position: Chief Accounting Officer

Sworn to and Subscribed before me on this 30th day of November, 2011

/s/ Mary A. Lockard Notary Public
My Commission Expires: March 5, 2013

Nebraska Book Company, Inc., et al.
MOR5
Accounts Reconciliation and Aging
October 2011
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (1)

Accounts Receivable Reconciliation	Amount

Total Accounts Receivable at the Beginning of the Reporting Period	$84,410,487

Plus: Amounts billed during the period	5,233,443
Less: Amounts collected during the period	(40,081,838)
Less: Amounts written off or returned during the period	(4,436,314)
Less: Customer rebates applied against receivable	(300,757)
Plus (less): Miscellaneous Other	6,239

Change in accounts receivable, net	(39,579,227)

Total Accounts Receivable	44,831,260
Less: Allowance for uncollectible accounts	(1,283,360)

Total Accounts Receivable,net at the End of the Reporting Period	$43,547,900

Accounts Receivable Aging	10/31/2011

0-30 days old	7,440,008
31-60 days old	3,250,407
61-90 days old	20,008,604
Over 90 days old	14,132,241

Total Aged Accounts Receivable	44,831,260
Less: Allowance for uncollectible accounts	(1,283,360)

Net Accounts Receivable	$43,547,900

(1)	“Accounts receivable” in the accompanying Balance Sheet under Form MOR-3 includes certain items which are not included in this table, including receivables for returns to publishers and buy funds receivable.

Nebraska Book Company, Inc., et al.
MOR6
Payments to Professionals
October 2011

Name	Amount
Kirkland & Ellis, LLP	$496,172
AlixPartners, LLP	262,798
Mesirow Financial Consulting, LLC	101,822
Lowenstein Sandler PC	74,533
Stevens & Lee, PC	20,007
Kurtzman Carson Consultants, LLC	120,457
Brown Rudnick LLP	79,192

Total	$1,154,981

The Professional Fees information is based on the company’s books and records that are maintained and prepared under Generally Accepted Accounting Principles (“GAAP”). The information has not been audited.

In re: Nebraska Book Company, Inc., et al.

Case No. (Jointly Administered)	11-12005(PJW)
Reporting Period:	October 31, 2011
MOR 7
Federal Tax I.D. #	47-0549819
Debtor Questionnaire

Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.

		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X